                                                                      Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment
No. 26 to Registration Statement No. 2-78702 of Merrill Lynch U.S.A. Government
Reserves (the "Fund") on Form N-1A of our report dated October 15, 2004 appearing in the August 31, 2004 Annual Report of the Fund, which is incorporated by reference in the Statement of Additional Information which is part of this Registration Statement. We also consent to the reference to us under the caption "Financial Highlights" in the Prospectus, which is also a part of this Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey
December 23, 2004